BUILDING LEASE


     THIS BUILDING LEASE (this "Lease") is entered into as of the 1st day of April, 1996, between Lew Costley and his successors, as trustee of the Dr. W.C. Swanson Foundation ("Landlord"), whose address is 1104 Country Hills Dr. #411, Ogden, Utah 84403, and Wasatch Education Systems, Inc. ("Tenant"), with an address of 5250 South 300 West, Suite 101, Salt Lake City, Utah 84107.

      FOR THE SUM OF TEN DOLLARS and other valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

     1. Definitions. Each of the following words and phrases shall have the meaning set forth:

       "Basic Monthly Rent" means the amount set forth below opposite the period of this Lease to which such amount applies:

                 Period             Basic Monthly Rent
             4/1/96 to 3/31/97         $ 9,603.22
             4/1/97 to 3/31/98         $ 9,875.61
             4/1/98 to 3/31/99         $10,154.97

            "Operating Expenses" means all operating expenses, costs and disbursements of the building in which the Premises are located, computed on the accrual basis and consisting of all expenditures by Landlord to maintain all facilities in operation as may be reasonably determined by Landlord to be necessary. Such expenses shall include but shall not be limited to costs for snow removal, wages and salaries for operating and maintenance personnel, supplies and materials used in operating and maintaining such building, costs for all utilities for such building, costs for janitorial, window cleaning and other services required to maintain such building, the cost of insurance of all kinds carried by Landlord on such building, all taxes and assessments attributable to such building (except Landlord's income taxes), costs of repairs and general maintenance, legal fees and management costs. Such terms shall not include costs for capital improvements made to such building, principal and interest payments on loans secured by such building, depreciation attributable to such building, brokerage commissions paid with respect to leasing such building, and legal expenses incurred in enforcing the terms of this Lease or any other lease for space within such building.

            "Building" means the building known as the "Atrium Building" with the street address of 5250 South 300 West, in Salt Lake City, Utah. (The Building consists of rentable commercial office space, and includes, without limitation, all heating, air conditioning, mechanical, electrical, elevator and plumbing systems, the roof and all walls, foundations and fixtures constituting a part of the Building.)

            "Commencement Date" means April 1, 1996.

            "Expiration Date" means March 31, 1999.

            "Occupants" means, collectively, any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

            "Permitted Use" means general business and office use.

            "Premises" means, approximately 8,381 rentable square feet of commercial office space located in the Building and identified as 5250 South 300 West, Suite 101, Salt Lake City, Utah 84107.

            "Tax, Utility and Maintenance Costs" means, collectively, those expenses incurred by Landlord pursuant to paragraphs 5, 7.2 and 8.3 of this Lease.

            "Term" means the period commencing on 12:01 a.m. at the Commencement Date and expiring on midnight of the Expiration Date, together with the period of extension of this Lease that occurs by reason of Tenant's exercise of its option to extend this Lease pursuant to paragraph 16.4 of this Lease.

      2.    Agreement of Lease; Modification.

            2.1 Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the term, in accordance with the provisions set forth in this Lease.

            2.2 Modification. Landlord will modify the Premises in accordance with the attached bids for painting, carpet and window coverings, in the amount of $19,044.09. Tenant acknoledges that any expense incurred by Tenant over these bids will be at the Tenant s sole expense.

     3. Lease Payment Obligation. Tenant's obligation to pay rent under this Lease shall commence on the Commencement Date and shall be for the Term.

      4.    Basic Monthly Rent.

            4.1 Amount and Penalty. Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States in consecutive monthly installments at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date. If the Termination Date occurs on a day other than the last day of a calendar month, the Basic Monthly Rent for that fractional month shall be prorated on a daily basis.

            4.2 Additional Rent. Beginning on the first anniversary date of this Lease (April 1, 1997), and on each subsequent anniversary date thereafter, Tenant shall pay to Landlord, on a monthly basis, in addition to the Basic Monthly Rent, additional rent equal to the excess of Landlord's total Operating Expenses for the calendar year ending within the twelve month Lease period immediately preceding the twelve month Lease term for which additional rent is calculated, over Landlord's total Operating Expenses for such building for the calendar year of 1996, multiplied by a fraction, the numerator of which is 8539 (the total rentable square feet of the Premises), and the denominator of which is 61,299 (the total rentable square feet of the Building) ("Additional Rent").

            4.3 Net Rent. It is the intent of Landlord and Tenant that the Basic Monthly Rent and Additional Rent be, except for Tenant's telephone installation and usage charges, as provided in paragraph 7.2 of this Lease, and subject to the Additional Rent required to be paid pursuant to paragraph 4.2 of this Lease, net to Tenant.

      5. Property Taxes. Landlord shall pay all real property taxes applicable to the Premises during the Term. As used herein the term "real property taxes" shall include any form of general or special assessment, license fee, commercial rental or gross receipts tax, levy, penalty, duty, charge or tax imposed by any authority having the direct or indirect power to tax. Tenant shall be responsible for, and shall pay in a timely manner, all taxes attributable to trade fixtures and personal property belonging to Tenant and located at the Premises.

      6. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant's Occupants that may (a) increase the existing rate or violate the provisions of any insurance carried with respect to the Premises; (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building; (c) overload the floors or otherwise damage the structure of the Building; (d) constitute an improper, immoral or objectionable purpose; (e) violate any present or future governmental or quasigovernmental laws, ordinances, regulations or requirements or any covenants,  conditions and  restrictions  existing with respect to the Premises;
(f) subject Landlord or any other tenant to any liability to any third party; or
(g) lower the first-class character of the Building. Tenant shall, at Tenant's sole cost, (h) use the Premises in a careful, safe and proper manner; (i) use the Premises in a manner that complies with all ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Premises, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants; (j) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises; (k) keep the Premises free of objectionable noises and odors; (l) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Premises; and (m) not place any sign on the Premises, unless Landlord consents to such sign in advance in writing. Except as set forth in this Lease, no representation or warranty has been made to, or relied on by, Tenant concerning the Premises, including, without limitation, the fitness or suitability of the Premises for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement of the Premises.

      7.    Utilities and Maintenance Costs.  As of the Commencement Date:

     7.1 Telephone and Janitorial Costs. Tenant agrees that it will pay all charges attributable to the installation and use of any telephone service installed by Tenant at the Premises, and janitorial services to the Premises.

            7.2 Utilities. Landlord shall pay all costs, expenses, charges and amounts, of whatever kind or character, for all water, gas, electricity, sewer service, trash disposal and other utilities and services supplied to the Premises, together with any taxes on such utilities and services.

      8.  Maintenance and Repairs; Alterations; Signage; and Access to Premises.

            8.1 Maintenance of Premises by Tenant. Tenant, at Tenant's sole cost and expense, shall maintain the Premises in good order, condition and repair (reasonable wear and tear excepted), and shall keep the Premises in a clean and sanitary condition.

            8.2 Access to Premises. Landlord and Landlord's agents, employees and contractors may enter the Premises at reasonable times on reasonable notice to Tenant for the purpose of inspecting the Premises and ascertaining compliance with the provisions of this Lease by Tenant. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants or mortgagees at reasonable times. Landlord shall use its best efforts to minimize interference with Tenant or with Tenant's business. Tenant waives any claim for any damages, injury or inconvenience to, or interference with, Tenant's business, loss of occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord's willful misconduct or gross negligence.

            8.3 Maintenance and Repairs by Landlord. Landlord shall maintain the common areas of the Building and the adjacent parking area in good order, condition and repair, and in a clean and sanitary condition, including both structural and nonstructural portions, including, without limitation, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), columns, beams, floors, windows, window sashes and frames, doors and door frames, glass, landscaping, driveways, parking lots, fences, signs (except those installed by Tenant), and furnishings.

            8.4 Alterations. Tenant shall not make any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment), without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.
            8.5 Signage. Tenant shall not install any signage on any part of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All signage installed within the Premises and on the entryways to the Premises shall be suitable for general business space use and shall match the general decor of the Building both as to size and style. Upon termination of this Lease, all of Tenant's signage shall be removed and Tenant, at its cost, shall repair all damage that is caused by its installation and removal of signs to the Building and patch and paint the Building as may be required to put the area where each such sign was located in the condition that such area was in before the installation of such sign.

      9.    Assignment.

            9.1 Prohibition. Tenant shall not assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant's interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant's employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any transfer of this Lease from Tenant by liquidation shall constitute an assignment for the purposes of this Lease. Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any subsequent assignment or subleasing and the terms of such consent shall be binding on any person holding by, under or through Tenant. At Landlord's option, any assignment or sublease without Landlord's prior written consent shall be void ab initio.

            9.2 Termination. If Tenant requests Landlord's consent to an assignment of this Lease or to a subleasing of the whole or any part of the Premises, Tenant shall submit to Landlord the terms of such assignment or subleasing, the name and address of the proposed assignee or subtenant, such information relating to the nature of such assignee's or subtenant's business and finances as Landlord may reasonably require and the proposed effective date (the "Effective Date") of the proposed assignment or subleasing (which Effective Date shall be neither less than thirty nor more than ninety days following the date of Tenant's submission of such information). On receipt of such request and all such information from Tenant, Landlord may, by notice within thirty days after such receipt, terminate this Lease if the request is to assign this Lease or to sublease all of the Premises or, if the request is to sublease a portion of the Premises only, terminate this Lease with respect to such portion, in each case as of the Effective Date, unless within five business days after notice from Landlord to Tenant of such termination, Tenant withdraws such request. Such right to terminate shall be for any reason, including, without limitation, the right to retain all profits of such assignment or sublease. If Landlord shall exercise such termination right, Tenant shall surrender possession of the entire Premises or the portion which is the subject of the right, as the case may be, on the Effective Date in accordance with the provisions of Paragraph 17. If this Lease is terminated as to a portion of the Premises only, the rent payable by Tenant under this Lease shall be abated proportionately commencing as of the Effective Date, based on the percentage of the Premises as to which this Lease has been terminated.
            9.3 Landlord's Rights. If this Lease is assigned or if all or any portion of the Premises is subleased by any person other than Tenant without obtaining Landlord's consent, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges reserved under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant's assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord's attorneys' and other fees and costs incurred in connection with both determining whether to give consent and giving consent. No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to Landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease;
(b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant's obligations under this Lease; (c) the assignee or subtenant, as the case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance;
(d) a consent by Landlord to such assignment or subleasing shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant's obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made; (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums reserved in this Lease; and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant's obligations under this Lease or the acceptance of that party as a direct tenant. If all or any portion of the Premises is assigned or subleased and compensation to be received by Tenant exceeds the Basic Monthly Rent (or pro rata portion of the Basic Monthly Rent, as the case may be) applicable to the portion being assigned or subleased, Tenant shall pay such excess to Landlord on the first day of each calendar month.

      10.   Indemnity; Waiver and Release.

            10.1 Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord's employees and agents from and against all demands, claims, causes of action, judgments, losses, damages, liabilities, fines, penalties, costs and expenses, including attorney's fees, arising from the occupancy or use of the Premises by Tenant or Tenant's Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant's Occupants on the Premises, the conduct of Tenant's business on the Premises, any act or omission done, permitted or suffered by Tenant or any of Tenant's Occupants, any default or nonperformance by Tenant under this Lease, any injury or damage to the person, property or business of Tenant or Tenant's Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without fault on the part of Landlord, except to the extent that such claim is due to the negligence or willful misconduct of
Landlord or Landlord's employees or agents. If any action or proceeding is brought against Landlord, Landlord's employees or Landlord's agents by reason of any such claim, Tenant, on notice from Landlord, shall defend the claim at Tenant's expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 10.1 shall survive the expiration of the Term or sooner termination of this Lease.

            10.2 Waiver and Release. Tenant waives and releases all claims against Landlord and Landlord's employees and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. In addition, Landlord and Landlord's employees and agents shall not be liable for any loss, injury, death or damage (including any consequential damage) to persons, property or Tenant's business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, construction, repair or alteration of the Premises or other cause beyond Landlord's control.

      11. Insurance. Tenant shall, at Tenant's sole cost, be responsible for maintaining and continuing in force insurance coverage for any personal property that is maintained by Tenant at the Premises, for personal liability of Tenant with respect to causes of action that arise at the Premises or in or around the Building, and workman's compensation insurance satisfying Tenant's obligations under the workmen's compensation laws of the State of Utah. Tenant shall name Landlord as an additional insured on any liability insurance obtained by Tenant pursuant to this paragraph 11.

      12. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, it shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such destruction. Landlord's obligation of repair shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy maintained by Landlord. Until such repair is complete, the Basic Monthly Rent and Additional Rent shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If
(a) by reason of such occurrence the Premises are rendered wholly  untenantable;
(b) the Premises are damaged as a result of a risk not covered by insurance; (c) the Premises are damaged in whole or in part during the last twelve months of the Term; (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of ten percent or more of the then-replacement value of either or to the extent that it would take, in Landlord's opinion, in excess of ninety days to complete the requisite repairs; or (e) insurance proceeds adequate to repair the Premises are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within sixty days after such event, and on such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired. If the damage is caused by the negligence of Tenant or Tenant's Occupants, neither
Basic Monthly Rent nor Additional Rent shall abate. Except for abatement of Basic Monthly Rent and Additional Rent, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant's furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage or to make any restoration or replacement of any furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Unless this Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

      13. Condemnation. As used in this Paragraph the term "Condemnation Proceedings" means any actions or proceedings in which any interest in the Premises is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or otherwise in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase "as of the date of the taking" means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. Landlord or Tenant may terminate this Lease if more than twenty-five percent (25%) of the Premises is taken or any portion of the Premises is taken which substantially interferes with Tenant's ability to operate or use the Premises for the purposes for which the Premises were intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages of compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant's trade fixtures or loss of business, provided that a separate award is actually made to Tenant and that the same will not reduce Landlord's award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

      14. Landlord's Financing. This Lease shall be subordinate to any existing or future first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents which may be required by Landlord to confirm such subordination or priority within ten days after request. Tenant shall from time to time if so requested by Landlord and if doing so will not materially and adversely affect Tenant's economic interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Premises. Any sale, assignment or transfer of Landlord's interest under this Lease or in the Premises, including any such disposition resulting from Landlord's default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord's successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract.

      15.   Default.

            15.1 Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease; (a) Tenant fails to timely pay any installment of Basic Monthly Rent or any other sum due under this Lease within three business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to timely observe or perform any other term, covenant or condition to be observed or performed by Tenant under this Lease within three business days after written notice is given to Tenant of such failure; provided, however, that if more than three business days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such three business day period and diligently prosecutes such cure to completion; (c) Tenant files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution; (d) Tenant vacates or abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.

            15.2 Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant's stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the lesser of the prime rate then charged by First Security Bank of Utah, N.A. (or any other bank or savings and loan association designated by Landlord), plus four percent, or eighteen percent per annum (the "Interest Rate"); (b) terminate Tenant's rights under this Lease by written notice; (c) reenter and take possession of the Premises by any lawful means (with or without terminating this Lease); or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alternation of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant's default, including attorneys' fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent reserved in this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency arising from reletting the Premises at a lesser rent than applies under this Lease.

            15.3 Past Due Amounts; Obligations Independent. If Tenant fails to pay when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent of such unpaid amount as a service fee. This late payment charge is intended to compensate Landlord for Landlord's additional administrative costs resulting from Tenant's failure to timely perform Tenant's obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall not constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent. The obligations of Tenant to pay Basic Monthly Rent and all other amounts due and to perform all of Tenant's obligations under this Lease are severable from and independent of any obligation of Landlord under this Lease.

            15.4 Default by Landlord. Landlord shall not be in default under this Lease unless Landlord or the holder of any mortgage or deed of trust covering the Premises whose name and address have been furnished to Tenant in writing fails to perform an obligation required of Landlord under this Lease within thirty days after written notice by Tenant to Landlord and to such holder, specifying the respects in which Landlord has failed to perform such obligation. If the nature of Landlord's obligation is such that more than thirty days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within such thirty day period and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord's default.

      16.   Expiration or Termination; Option to Extend Term.

            16.1 Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant's own cost, (a) promptly and peaceably surrender the Premises to Landlord "broom clean," in good order and condition; (b) repair any damage to the Premises caused by or in connection with the removal of any property from the Premises by or at the direction of Tenant;
(c) repair, patch and paint in a good and workmanlike manner satisfactory to Landlord all holes and other marks in the floors, walls and ceilings of the Premises; and (d) deliver all keys to the Premises to Landlord. Before surrendering the Premises, Tenant shall, at Tenant's sole cost, remove Tenant's movable personal property and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the Property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord's prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant, and to restore the Premises to their condition on the date of this Lease. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord's acceptance of the keys or of the rent or by any other means without Landlord's written acknowledgement of such acceptance as a surrender. Tenant shall not be released from Tenant's obligations under this Lease in connection with surrender of the Premises until Landlord has inspected the Premises and delivered to Tenant a written release.

            16.2 Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys' fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises or any part of the Premises after the expiration of the Term or sooner termination of this Lease with the written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of one hundred and twenty-five percent of the last monthly rental, plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month to month tenancy.

            16.3 Survival. The provisions of this Paragraph 16 shall survive the expiration of the Term or sooner termination of this Lease.

            16.4 Option to Extend. Tenant shall have the right, upon written notice to Landlord within 90 days before the Expiration Date, to extend the period of this Lease for one additional thirty-six month period. In the event of such extension, all of the provisions of this Lease shall apply for the additional period, except that the Basic Monthly Rent shall be adjusted for each twelve month period of the thirty-six month extension to the market rate for commercial business space comparable to the Premises.
      17. Security Deposit. Tenant has deposited with Landlord the Security Deposit as security for the faithful performance by Tenant under this Lease. The Security Deposit shall be returned (without interest) to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under this Lease) after the expiration of the Term, or sooner termination of this Lease and delivery of possession of the Premises to Landlord in accordance with Paragraph 16 if, at such time, Tenant is not in default under this Lease. If Landlord's interest in this Lease is conveyed, transferred or assigned, Landlord shall transfer or credit the Security Deposit to Landlord's successor in interest and Landlord shall be released from any liability for the return of the Security Deposit. Landlord may intermingle the Security Deposit with Landlord's own funds, and shall not be deemed to be a trustee of the Security Deposit. If Tenant fails to timely pay or perform any obligation under this Lease, Landlord may, prior to, concurrently with, or subsequent to, exercise any other right or remedy, use, apply or retain all or any part of the Security Deposit for the payment of any monetary obligation due under this Lease, or to compensate Landlord for any other expense, loss or damage that Landlord may incur by reason of Tenant's failure, including any damage or deficiency in the reletting of the Premises. If all or any portion of the Security Deposit is so used, applied or retained, Tenant shall immediately deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the original amount. The Security Deposit is not a limitation on Landlord's damages or other rights under this Lease, a payment of liquidated damages or prepaid rent, and shall not be applied by Tenant to the rent for the last (or any) month of the Term, or to any other amount due under this Lease. If this Lease is terminated due to any default of Tenant, any portion of the Security Deposit remaining at the time of such termination shall immediately inure to the benefit of Landlord as partial compensation for the costs and expenses incurred by Landlord in connection with this Lease, and shall be in addition to any other damages to which Landlord is otherwise entitled.

      18. Estoppel Certificate. Tenant shall, within five days after Landlord's request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied, or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord, or, in the alternative, those claimed by Tenant; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant;
(g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information as Landlord may request. Landlord's mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant. If Tenant fails to execute such estoppel certificate within such five business day period, Landlord may execute the same on behalf of Tenant as Tenant's duly authorized attorney-in-fact. For such purpose, Tenant makes, constitutes and appoints Landlord as Tenant's true and lawful attorney to act for Tenant and in Tenant's name, place and stead and for Tenant's use and benefit. Such power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

      19.   General Provisions.

     19.1 No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant's business or otherwise.

            19.2 Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid under this Lease.

            19.3 Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

            If to Landlord:

                  The Dr. W.C. Swanson Foundation
                  c/o Property Management Company, Inc.
                  1104 Country Hills Drive, #411
                  Ogden, Utah 84403

            If to Tenant:
                  Wasatch Education Systems, Inc.
                  a Utah corporation
                  5250 South 300 West, Suite 101
                  Salt Lake City, Utah 84107

Either Landlord or Tenant may change the address at which such party desires to receive written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

            19.4 Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

            19.5 Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, corporation or a group of two or more individuals, partnerships, association, corporation or a group of two or more individuals, partnerships, associations or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to corporations, associations, partnerships, individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

            19.6 Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on respective heirs, devisees, successors, assigns and legal representatives. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord's obligations under this Lease and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord's successor in interest.

            19.7 Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the Premises, subject to prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other assets of Landlord or any other person shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.
            19.8 Quiet Enjoyment. On Tenant paying the rent reserved under this Lease and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

            19.9 Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

            19.10 Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease. The parties' respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

            19.11 Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that he has been duly authorized to deliver this Lease in the capacity and for the entity set forth where he signs.

            19.12 Attorneys' Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other reasonable attorney's fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses incurred by Landlord, including, without limitation, attorneys' fees, that Landlord incurs in any case or proceeding involving Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 18.12 shall survive the expiration of the Term or sooner termination of this Lease.

            19.13  Merger.   The   surrender  of  this  Lease  by  Tenant,   the
cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant's default shall not work a merger, and shall, at Landlord's option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord's option under this Paragraph 19.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

            19.14 Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addenda, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease without the prior written consent of Landlord. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. Each provision to be performed by Tenant shall be construed to be both a covenant and a condition. This Lease shall be governed by and construed and interpreted in accordance with the laws of the State of Utah. Venue on any action arising out of this Lease shall be proper only in the District Court of the county in which the Premises are located, in the State of Utah. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord had duly executed and delivered one of those duplicate original copies to Tenant.




      LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

LEW COSTLEY AND HIS SUCCESSORS, as trustee of THE DR. W.C.
SWANSON FOUNDATION



Date:                                     By:/s/Lew Costley
                                                Lew Costley, Trustee



TENANT:

WASATCH EDUCATION SYSTEMS, INC., a Utah corporation



Date:                                     By:/s/Barbara Morris
                                                Barbara Morris, President